                                   EXHIBIT 2

                            JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Entities (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Delchamps, Inc. and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned hereby executes this Agreement this day of October, 1997.

                                  E. HARMON ANDERSON,JR.


                                  By: /s/ E. Harmon Anderson, Jr.
                                     --------------------------------
                                     E. Harmon Anderson, Jr.


                                  REBECCA V. ANDERSON


                                  By: /s/ Rebecca V. Anderson
                                     --------------------------------
                                     Rebecca V. Anderson


                                  ANNWILL CORPORATION


                                  By: /s/ William O. Haas
                                     --------------------------------
                                     William O. Haas, President

                                  ANN S. BEDSOLE, EXECUTRIX


                                  By: /s/ Ann S. Bedsole
                                     --------------------------------
                                     Ann S. Bedsole, Executrix


                                  RUTH W. BEDSOLE, INDIVIDUALLY AND AS
                                  EXECUTRIX OF THE JAMES BEDSOLE ESTATE


                                  By: /s/ Ruth W. Bedsole
                                     --------------------------------
                                     Ruth W. Bedsole


                                  RICHARD BOUNDS


                                  By: /s/ Richard Bounds
                                     --------------------------------
                                     Richard Bounds


                                  BRYANELL S. BROWN


                                  By: /s/ Bryanell S. Brown
                                     --------------------------------
                                     Bryanell S. Brown


                                  DARRELL BROWN


                                  By: /s/ Darrell Brown
                                     --------------------------------
                                     Darrell Brown


                                  DARRELL RAIFORD BROWN


                                  By: /s/ Darrell Raiford Brown
                                     --------------------------------
                                     Darrell Raiford Brown

                                  CAROLINE BROWN


                                  By: /s/ Caroline Brown
                                     --------------------------------
                                     Caroline Brown


                                  PAUL E. BROWN


                                  By: /s/ Paul E. Brown
                                     --------------------------------
                                     Paul E. Brown


                                  MOLLYE S. CALLAHAN


                                  By: /s/ Mollye S. Callahan
                                     --------------------------------
                                     Mollye S. Callahan


                                  WILLIAM M. CALLAHAN, JR.


                                  By: /s/ William M. Callahan, Jr.
                                     --------------------------------
                                     William M. Callahan, Jr.


                                  DAVID G. CHUNN


                                  By: /s/ David G. Chunn
                                     --------------------------------
                                     David G. Chunn


                                  JOHN R. CROSS


                                  By: /s/ John R. Cross
                                     --------------------------------
                                     John R. Cross

                                  JOHN RANDOLPH DELCHAMPS


                                  By: /s/ John Randolph Delchamps
                                     --------------------------------
                                     John Randolph Delchamps


                                  NANCY H. DELCHAMPS


                                  By: /s/ Nancy H. Delchamps
                                     --------------------------------
                                     Nancy H. Delchamps


                                  RAINE BEDSOLE DEMMAS


                                  By: /s/ Raine Bedsole Demmas
                                     --------------------------------
                                     Raine Bedsole Demmas


                                  ADELINE D. FOSTER


                                  By: /s/ Adeline D. Foster
                                     --------------------------------
                                     Adeline D. Foster


                                  JOHN E. FOSTER, M.D.


                                  By: /s/ John E. Foster, M.D.
                                     --------------------------------
                                     John E. Foster, M.D.


                                  ANN R. HAAS


                                  By: /s/ Ann R. Haas
                                     --------------------------------
                                     Ann R. Haas


                                  WILLIAM O. HAAS


                                  By: /s/ William O. Haas
                                     --------------------------------
                                     William O. Haas

                                  W. DWIGHT HARRIGAN


                                  By: /s/ W. Dwight Harrigan
                                     ----------------------------------
                                     W. Dwight Harrigan


                                  WILLIAM DWIGHT HARRIGAN, III
                                  TRUSTEE, ANDREW BOYD HARRIGAN
                                  TRUST OF 1990


                                  By: /s/ William Dwight Harrigan, III
                                     ----------------------------------
                                     William Dwight Harrigan, III, Trustee


                                  ANN B. HEARIN


                                  By: /s/ Ann B. Hearin
                                     ----------------------------------
                                     Ann B. Hearin


                                  JOAN H. HEARN


                                  By: /s/ Joan H. Hearn
                                     ----------------------------------
                                     Joan H. Hearn


                                  ANN A. HINOTE


                                  By: /s/ Ann A. Hinote
                                     ----------------------------------
                                     Ann A. Hinote


                                  SAMUEL I. HINOTE, INDIVIDUALLY AND AS
                                  CUSTODIAN FOR AMY E. HINOTE


                                  By: /s/ Samuel I. Hinote
                                     ----------------------------------
                                     Samuel I. Hinote, Individually and
                                     as Custodian for Amy E. Hinote

                                  THOMAS A. HORST, JR.


                                  By: /s/ Thomas A. Horst, Jr.
                                     --------------------------------
                                     Thomas A. Horst, Jr.


                                  DIANE A. IRELAND


                                  By: /s/ Diane A. Ireland
                                     --------------------------------
                                     Diane A. Ireland


                                  SCOTT B. IRELAND


                                  By: /s/ Scott B. Ireland
                                     --------------------------------
                                     Scott B. Ireland


                                  FREDERICK T. KUYKENDALL, III


                                  By: /s/ Frederick T. Kuykendall, III
                                     ---------------------------------
                                     Frederick T. Kuykendall, III


                                  MARSHA A. LAUDER


                                  By: /s/ Marsha A. Lauder
                                     --------------------------------
                                     Marsha A. Lauder


                                  ROBERT E. LEE


                                  By: /s/ Robert E. Lee
                                     --------------------------------
                                     Robert E. Lee


                                  JOHN H. MARTIN, INDIVIDUALLY AND AS CUSTODIAN FOR JULIA MCGOWIN MARTIN, WHITE SMITH MARTIN, THE JOHN H. MARTIN IRA AND THE JOHN H.MARTIN 401K

                                  By: /s/ John H. Martin
                                     --------------------------------
                                     John H. Martin


                                  PAUL H. PARHAM


                                  By: /s/ Paul H. Parham
                                     --------------------------------
                                     Paul H. Parham


                                  JOHN S. PARKER


                                  By: /s/ John S. Parker
                                     --------------------------------
                                     John S. Parker


                                  RODNEY A. PILOT


                                  By: /s/ Rodney A. Pilot
                                     --------------------------------
                                     Rodney A. Pilot


                                  J. PAUL SIMS


                                  By: /s/ J. Paul Sims
                                     --------------------------------
                                     J. Paul Sims


                                  JACQUELINE E. SIMS


                                  By: /s/ Jacqueline E. Sims
                                     --------------------------------
                                     Jacqueline E. Sims


                                  G. MARSHALL SMITH


                                  By: /s/ G. Marshall Smith
                                     --------------------------------
                                     G. Marshall Smith

                                  GLORIA G. SMITH


                                  By: /s/ Gloria G. Smith
                                     --------------------------------
                                     Gloria G. Smith


                                  LAWRENCE P. THOMAS


                                  By: /s/ Lawrence P. Thomas
                                     --------------------------------
                                     Lawrence P. Thomas


                                  JANET M. THOMAS


                                  By: /s/ Janet M. Thomas
                                     --------------------------------
                                     Janet M. Thomas


                                  HUGH C. VAN HOOSER


                                  By: /s/ Hugh C. Van Hooser
                                     --------------------------------
                                     Hugh C. Van Hooser


                                  OLIVE VAN HOOSER


                                  By: /s/ Olive Van Hooser
                                     --------------------------------
                                     Olive Van Hooser


                                  BRENT H. WALDRON


                                  By: /s/ Brent H. Waldron
                                     --------------------------------
                                     Brent H. Waldron



                                  GEORGE J. WALDRON, III


                                  By: /s/ George J. Waldron, III
                                     --------------------------------
                                     George J. Waldron, III

                                  JOAN H. WALDRON


                                  By: /s/ Joan H. Waldron
                                     --------------------------------
                                     Joan H. Waldron


                                  JOEL MICHAEL WALDRON


                                  By: /s/ Sharon W. Padgett
                                     --------------------------------
                                     Sharon W. Padgett, Guardian


                                  MAE S. WALDRON


                                  By: /s/ Mae S. Waldron
                                     --------------------------------
                                     Mae S. Waldron


                                  HOSEA O. WEAVER & SONS, INC.


                                  By: /s/ Paul E. Weaver
                                     --------------------------------
                                     Paul E. Weaver, President